Exhibit 21.1

Subsidiaries of the Company as of December 31, 2006

Name of Entity	Jurisdiction of Incorporation or Organization

Disa Holdco LLC	Delaware
Disa LLC	Delaware
Edimonsa Corporation	Texas
Disa Latin Publishing LLC	Delaware
D Disa Latin Music, S. DE R.L.	Mexico
Edimonsa EM, S. DE R.L.	Mexico
Amanecer Servicios Profesionales, S. DE R.L.	Mexico
Fonohits Music Publishing, Inc.	California
Fonomusic, Inc.	California
Fonovisa, Inc.	California
Galavision, Inc.	Delaware
HBCi, LLC	Delaware
HPN Numbers, Inc.	Delaware
KAKW License Partnership, L.P.	California
KCYT-FM License Corp.	Delaware
KDTV License Partnership, G.P.	California
KECS-FM License Corp.	Delaware
KESS-AM License Corp.	Delaware
KESS-TV License Corp.	Delaware
KFTV License Partnership, G.P.	California
KHCK-FM License Corp.	Delaware
KICI-AM License Corp.	Delaware
KICI-FM License Corp.	Delaware
KLSQ-AM License Corp.	Delaware
KLVE-FM License Corp.	Delaware
KMEX License Partnership, G.P.	California
KMRT-AM License Corp.	Delaware
KTNQ-AM License Corp.	Delaware
KTVW License Partnership, G.P.	California
KUVI License Partnership, G.P.	California
KUVN License Partnership, L.P.	California
KUVS License Partnership, G.P.	California
KWEX License Partnership, L.P.	California
KXLN License Partnership, L.P.	California
License Corp. No. 1	Florida
License Corp. No. 2	Florida
Mi Casa Publications, Inc.	California
Servicio de Informacion Programativa, Inc.	Delaware
Notivision, S.A. de C.V.	Mexico
PTI Holdings, Inc.	Delaware
Rawhide Radio, LLC	Texas
Songs of Univision, Inc.	Delaware
Spanish Coast-to-Coast Ltd.	Delaware
St. Louis/Denver LLC	Delaware
Station Works, LLC	Delaware

Name of Entity	Jurisdiction of Incorporation or Organization

Sunshine Acquisition Corp.	California
T C Television, Inc.	Texas
El Trato Inc.	Delaware
Wurzburg, Inc.	Delaware
Univision Home Entertainment Inc.	Illinois
Telefutura Albuquerque LLC	Delaware
Telefutura Bakersfield LLC	Delaware
Telefutura Boston LLC	Delaware
Telefutura Chicago LLC	Delaware
Telefutura D.C. LLC	Delaware
Telefutura Dallas LLC	Delaware
Telefutura Fresno LLC	Delaware
Telefutura Houston LLC	Delaware
Telefutura Los Angeles LLC	Delaware
Telefutura Miami LLC	Delaware
Telefutura Network Inc.	Delaware
Telefutura of San Francisco, Inc.	Delaware
Telefutura Orlando, Inc.	Delaware
Telefutura Partnership of Douglas	Delaware
Telefutura Partnership of Flagstaff	Delaware
Telefutura Partnership of Floresville	Delaware
Telefutura Partnership of Phoenix	Delaware
Telefutura Partnership of San Antonio	Delaware
Telefutura Partnership of Tucson	Delaware
Telefutura Sacramento LLC	Delaware
Telefutura San Francisco LLC	Delaware
Telefutura Southwest LLC	Delaware
Telefutura Tampa LLC	Delaware
Telefutura Television Group, Inc.	Delaware
The Univision Network Limited Partnership	Delaware
Tichenor License Corporation	Texas
TMS License California, Inc.	Delaware
TuTV LLC	Delaware
Univision Atlanta LLC	Delaware
Univision Cleveland LLC	Delaware
Univision Investments, Inc.	Delaware
Univision Management Co.	Delaware
Univision Melodies, Inc.	Delaware
Univision Music Group Mexico S.A. de C.V.	Mexico
Univision Music LLC	Delaware
Univision Music Publishing Mexico S.A. de C.V.	Mexico
Univision Music, Inc.	Delaware
Univision New York LLC	Delaware
Univision of Atlanta Inc.	Delaware
Univision of New Jersey Inc.	Delaware
Univision of Puerto Rico Inc.	Nevada
Univision Puerto Rico Station Acquisition Company	Delaware

Name of Entity	Jurisdiction of Incorporation or Organization

Univision Puerto Rico Station Operating Company	Delaware
Univision Puerto Rico Station Production Company	Delaware
Univision Network Puerto Rico Production LLC	Delaware
Univision of Raleigh, Inc.	North Carolina
Univision Online, Inc.	Delaware
Univision Philadelphia LLC	Delaware
Univision Radio Broadcasting Puerto Rico, L.P.	Delaware
Univision Radio Broadcasting Texas, L.P.	Texas
Univision Radio Florida, LLC	Delaware
Univision Radio GP, Inc.	Delaware
Univision Radio Fresno, Inc.	Delaware
Univision Radio Houston License Corporation	Delaware
Univision Radio Illinois, Inc.	Delaware
Univision Radio Investments, Inc.	Delaware
Univision Radio License Corporation	Delaware
Univision Radio Los Angeles, Inc.	California
Univision Radio Management Company, Inc.	Delaware
Univision Radio New Mexico, Inc.	Delaware
Univision Radio New York, Inc.	Delaware
Univision Radio Phoenix, Inc.	Delaware
Univision Radio Puerto Rico, Inc.	Puerto Rico
Univision Radio Sacramento, Inc.	Delaware
Univision Radio San Francisco, Inc.	Delaware
Univision Radio Corporate Sales, Inc.	Delaware
Univision Radio San Diego, Inc.	Delaware
Univision Radio Tower Company, Inc.	Delaware
Univision Radio, Inc.	Delaware
Univision Radio Las Vegas, Inc.	Delaware
Univision Songs, Inc.	Delaware
Univision Television Group, Inc.	Delaware
Univision Texas Stations LLC	Delaware
Univision-EV Holdings, LLC	Delaware
UNLP Mexico, S.A. de C.V.	Mexico
UVN Texas L.P.	Delaware
Vision Latina, S.A. de C.V.	Mexico
WADO Radio, Inc.	Texas
WADO-AM License Corp.	Delaware
WGBO License Partnership G.P.	California
WLTV License Partnership, G.P.	California
WLXX-AM License Corp.	Delaware
WPAT-AM License Corp.	Delaware
WQBA-AM License Corp.	Delaware
WQBA-FM License Corp.	Delaware
WUVC License Partnership, G.P.	North Carolina
WXTV License Partnership, G.P.	California